	DIVIDEND AND INCOME FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2021
	(Unaudited)
Shares		Value
	Common Stocks (113.69%)
	Automotive Dealers and Gasoline Service Stations (4.27%)
6,050	AutoZone, Inc. (a)	$ 10,272,840

	Automotive Repair, Services, and Parking (2.69%)
10,000	AMERCO	6,460,300

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (5.63%)
15,000	The Home Depot, Inc.	4,923,900
42,500	Tractor Supply Company	8,610,925
		13,534,825
	Business Services (12.11%)
2,500	Alphabet Inc. Class A (a)	6,683,800
40,522	BGSF Inc.	518,276
29,000	Check Point Software Technologies Ltd. (a)	3,278,160
85,000	eBay Inc.	5,921,950
50,000	Kforce Inc.	2,982,000
66,000	Open Text Corporation	3,216,840
65,000	Robert Half International Inc.	6,521,450
		29,122,476
	Chemical and Allied Products (8.36%)
16,000	Amgen Inc.	3,402,400
22,500	Celanese Corporation	3,389,400
35,000	LyondellBasell Industries N.V. Class A	3,284,750
80,000	Roche Holding Ltd. ADR	3,637,600
70,000	Westlake Chemical Corporation	6,379,800
		20,093,950
	Coal Mining (3.39%)
350,000	Warrior Met Coal, Inc.	8,144,500

	Communications (2.33%)
100,000	Comcast Corporation	5,593,000

	Construction Special Trade Contractors (0.98%)
33,000	Comfort Systems USA, Inc.	2,353,560

	Depository Institutions (1.83%)
95,000	Wells Fargo & Company	4,408,950

	Educational Services (2.01%)
55,000	Grand Canyon Education, Inc. (a)	4,837,800

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (6.87%)
106,000	Intel Corporation	5,647,680
82,500	Methode Electronics, Inc.	3,469,125
45,000	Skyworks Solutions, Inc.	7,415,100
		16,531,905

	Food and Kindred Products (5.58%)
35,000	Medifast, Inc.	6,742,400
84,500	Tyson Foods, Inc.	6,670,430
		13,412,830
	General Merchandise Stores (1.82%)
20,600	Dollar General Corporation	4,370,084

	Heavy Construction other than Building Construction Contractors (1.40%)
39,000	MasTec, Inc. (a)	3,364,920

	Home Furniture, Furnishings, and Equipment Stores (3.54%)
48,000	Williams-Sonoma, Inc.	8,511,840

	Industrial and Commercial Machinery and Computer Equipment (0.94%)
6,600	Arista Networks, Inc.(a)	2,268,024

	Insurance Carriers (9.58%)
9,600	Anthem, Inc.	3,578,880
150,000	Essent Group Ltd.	6,601,500
10,000	Humana Inc.	3,891,500
35,000	Prudential Financial, Inc.	3,682,000
13,500	UnitedHealth Group Incorporated	5,274,990
		23,028,870
	Measuring, Analyzing, and Controlling Instruments; Photographic, Medical and Optical Goods; Watches and Clocks (1.01%)
72,500	Vontier Corporation	2,436,000

	Metal Mining (7.00%)
1,800,000	B2Gold Corp.	6,156,000
547,000	Fresnillo plc	5,763,174
73,500	Rio Tinto plc	4,911,270
		16,830,444
	Non-Depository Credit Institutions (11.30%)
23,000	Credit Acceptance Corporation (a)	13,461,900
50,000	Discover Financial Services	6,142,500
96,000	Enova International, Inc. (a)	3,316,800
77,000	OneMain Holdings, Inc.	4,260,410
		27,181,610
	Oil and Gas Extraction (2.92%)
323,000	Cabot Oil & Gas Corporation	7,028,480

	Petroleum Refining and Related Industries (1.55%)
120,000	Valvoline Inc.	3,741,600

	Primary Metal Industries (2.92%)
120,000	Steel Dynamics, Inc.	7,017,600

	Security and Commodity Brokers, Dealers, Exchanges, and Services (3.62%)
18,000	Ameriprise Financial, Inc.	4,754,160
4,700	BlackRock, Inc.	3,941,702
		8,695,862
	Tobacco Products (4.45%)
200,000	British American Tobacco p.l.c.	7,056,000
171,000	Imperial Tobacco Group plc	3,638,880
		10,694,880
	Transportation by Air (0.94%)
44,000	Southwest Airlines Co. (a)	2,262,920

	Transportation Equipment (2.97%)
7,000	Huntington Ingalls Industries, Inc.	1,351,420
22,500	LCI Industries	3,029,175
8,000	Lockheed Martin Corporation	2,760,800
		7,141,395
	Wholesale Trade - Nondurable Goods (1.68%)
100,000	Nu Skin Enterprises, Inc.	4,047,000

	Total common stocks (Cost $194,638,685)	273,388,465

Principal
Amount
	Corporate Bonds and Notes (0.12%)
	Electric Services (0.12%)
262,275	Elwood Energy LLC, 8.159%, 7/5/26 (Cost $264,546)	281,101

Shares
	Master Limited Partnership (0.36%)
	Electric, Gas, and Sanitary Services (0.36%)
40,000	Enterprise Products Partners L.P. Units (Cost $374,214)	865,600

	Preferred Stocks (0.53%)
	Holding and other Investment Offices (0.53)
15,000	Ashford Hospitality Trust, Inc., 7.50 % Series H	389,232
15,000	Cedar Realty Trust, Inc., 6.50% Series C	387,900
35,000	Pennsylvania Real Estate Investment Trust, 6.875% Series D	444,500
9,000	Washington Prime Group Inc., 7.50% Series H	41,130
5,000	Washington Prime Group Inc., 6.875% Series I	22,850

	Total preferred stocks (Cost $1,684,450)	1,285,612

	Total investments (Cost $196,961,895) (114.70%) (b)	275,820,778
	Liabilities in excess of cash and other assets (-14.70%)	(35,346,660)

	Net assets (100.00%)	$ 240,474,118

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $275,820,778 has been pledged as collateral for borrowings under the Fund's credit facility.  As of September 30, 2021, there was $33,096,800 outstanding borrowing.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Dividend and Income Fund (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 273,388,465	$ -	$ -	$ 273,388,465
Corporate bonds and notes	-	281,101	-	281,101
Master limited partnerships	865,600	-	-	865,600
Preferred stocks	1,285,612	-	-	1,285,612
Total investments, at value	$ 275,539,677	$ 281,101	$ -	$ 275,820,778

During the nine months ended September 30, 2021, there were no transfers between level 1, level 2, and level 3. The Funds’ policy is to recognize transfers into and out of level 1, level 2, and level 3 at the end of a reporting period.

The following is a reconciliation of level 3 assets:

Reorganization Interests
Balance at December 31, 2020	$ 0
Liquidation proceeds	2,750
Realized gain	(2,750)
Transfers into (out of) level 3	-
Change in unrealized depreciation	-
Balance at September 30, 2021	$ -

Cost for Federal Income Tax Purposes
As of September 30, 2021, for federal income tax purposes, subject to change, the aggregate cost of securities was $196,961,895 and net unrealized appreciation was $78,858,883, comprised of gross unrealized appreciation of $84,540,564 and gross unrealized depreciation of $5,681,681. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Market and Credit Risks
The Fund may invest in below investment grade securities (commonly referred to as “junk” bonds). Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Coronavirus (COVID-19) Pandemic
During 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments. The extent of the impact on the performance of the Funds and their investments will depend on future developments, including, but not limited to, the duration and spread of the COVID19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.